SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

                         |_| Preliminary Proxy Statement
                         |X| Definitive Proxy Statement
                       |_| Definitive Additional Materials
        |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                |_| Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                           NEOMEDIA TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              |X| No fee required.
                     |_| Fee computed on the table below per
                    Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5) Total fee paid: Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 Second Street, Suite 402
                            Fort Myers, Florida 33901

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of NeoMedia Technologies, Inc. The annual meeting will be held at the office of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901, on October 29, 2004, beginning at 10:00 a.m., Eastern Daylight Savings Time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of NeoMedia's Board of Directors.

We hope to see you at the meeting.

                                        Sincerely,


                                        /s/ Charles T. Jensen
                                        President and Chief Executive Officer

September 10, 2004

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 Second Street, Suite 402
                            Fort Myers, Florida 33901

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
                           BE HELD ON OCTOBER 29, 2004

               --------------------------------------------------

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of NeoMedia Technologies, Inc. will be held at the office of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901, on October 29, 2004, beginning at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1. To elect five directors to hold office until the next annual meeting of stockholders and the due election and

2. To consider such other business as may properly come before the meeting or any postponements or adjournments thereof.

      The Board of Directors has fixed the close of business on September 10, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the office of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901.

                       YOUR BOARD OF DIRECTORS RECOMMENDS
                       THAT YOU VOTE "FOR" THE PROPOSALS.

                                    IMPORTANT

      You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

--------------------------------------------------------------------------------

PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF NEOMEDIA AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING ADMISSION TICKETS OR OTHER EVIDENCE OF OWNERSHIP. THE ADMISSION TICKET IS DETACHABLE FROM YOUR PROXY CARD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF NEOMEDIA STOCK TO GAIN ADMISSION TO THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------


September 10, 2004                      /s/ William E. Fritz, Secretary
                                        ----------------------------------------
Fort Myers, Florida                     William E. Fritz, Secretary

                               Proxy Statement for
                        Annual Meeting of Stockholders of
                           NEOMEDIA TECHNOLOGIES, INC.
                         To Be Held on October 29, 2004

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ABOUT THE MEETING.............................................................................................1
     What is the purpose of the annual meeting?...............................................................1
     Who is entitled to vote?.................................................................................1
     Who can attend the annual meeting?.......................................................................1
     What constitutes a quorum?...............................................................................1
     How do I vote?...........................................................................................2
     What if I do not specify how my shares are to be voted?..................................................2
     Can I change my vote after I return my proxy card?.......................................................2
     What are the Board's recommendations?....................................................................2
     What vote is required to approve each item?..............................................................2
PRINCIPAL HOLDERS OF VOTING SECURITIES........................................................................3
PROPOSAL ONE..................................................................................................4
   ELECTION OF DIRECTORS......................................................................................4
     Directors Standing for Election..........................................................................4
   RECOMMENDATION OF THE BOARD OF DIRECTORS...................................................................4
     The Board of Directors Unanimously Recommends a Vote "FOR" the Election of Each of the Nominees..........4
     Meetings.................................................................................................5
     Committees Of The Board Of Directors.....................................................................5
     Compensation Of Directors................................................................................5
     Vote Required For Election of Nominees for Directors.....................................................5
   MANAGEMENT.................................................................................................6
   EXECUTIVE COMPENSATION.....................................................................................7
     Employment Agreements....................................................................................7
     Incentive Plan For Management............................................................................7
     Stock Option Plans.......................................................................................8
     Stock Incentive Plan.....................................................................................8
     401(k) Plan..............................................................................................8
     Options And Warrants Granted In The Last Fiscal Year.....................................................9
     Option And Warrant Exercises In Last Fiscal Year And Fiscal Year-End Values..............................9
   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................................................9
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................................................10
   COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS.............................................................11
   REPORT OF THE COMPENSATION COMMITTEE  OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)..............11
     General Compensation Philosophy.........................................................................11
   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............................................12
   REPORT OF THE AUDIT COMMITTEE.............................................................................13
AUDIT COMMITTEE..............................................................................................13
AUDITORS.....................................................................................................14
     Audit Fees..............................................................................................14
     Financial Information Systems Design And Implementation Fees............................................14
     Other Fees..............................................................................................14
OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING OF STOCKHOLDERS.........................................14
ADDITIONAL INFORMATION.......................................................................................14
APPENDIX A..................................................................................................A-1
     Vote on Proposals......................................................................................A-2

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 Second Street, Suite 402
                            Fort Myers, Florida 33901

                            -------------------------

                                 PROXY STATEMENT
                               September 10, 2004

                            -------------------------

      This proxy statement contains information related to the Annual Stockholders Meeting (the "Annual Meeting") of NeoMedia Technologies, Inc., a Delaware corporation ("NeoMedia" or the "Company"), to be held at the principal executive offices of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901 on October 29, 2004, beginning at 10:00 a.m., and at any postponements or adjournments thereof, for the purposes set forth herein. This proxy statement, the enclosed proxy and a copy of NeoMedia's Annual Report to Stockholders for the fiscal year ended December 31, 2003, are first being mailed on or about September 27, 2004, to all stockholders entitled to vote. NeoMedia is making this proxy solicitation.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

      At NeoMedia's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, and to consider such other business as may properly come before the meeting or any postponements or adjournments thereof.

Who is entitled to vote?

      Only shareholders of record on the close of business on the record date, September 10, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See "Description of Securities."

Description of Capital Stock           Number of Votes             Total Votes
----------------------------           ---------------             -----------
        Common Stock                 One Vote Per Share            354,833,954

Who can attend the annual meeting?

      All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:30 a.m., and seating will begin at 9:45 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 354,833,954 votes. As such, holders of at least 177,416,978 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to NeoMedia, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of NeoMedia either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is For the election of the nominated slate of directors (see page 4).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table contains information about the beneficial ownership of our common stock as of September 10, 2004, for:

      (i) each person who beneficially owns more than five percent of the common stock;

      (ii)  each of our directors;

      (iii) the named executive officers; and

      (iv)  all directors and executive officers as a group.

                                                                            Percent
                                                   Amount and Nature of       of
                                                 Beneficial Ownership (1)   Class (1)
                                                 ------------------------   ---------
Charles W. Fritz (2)(3)                                   34,316,467          9.2%
William Fritz(2)(4)                                       55,175,944         15.4%
Charles T. Jensen(2)(5)                                   15,506,886          4.2%
David A. Dodge(2)(6)                                       4,300,000          1.2%
A. Hayes Barclay(2)(7)                                     1,805,000            *
James J. Keil(2)(8)                                        2,718,619            *
                                                         -----------         ----
Officers and Directors as a Group (9 Persons)(9)         113,822,916         28.5%
                                                         ===========         ====

----------
*     Indicates less than 1%.

(1) Applicable percentage of ownership is based on 354,833,954 shares of common stock outstanding as of September 10, 2004, together with securities exercisable or convertible into shares of common stock within 60 days of September 10, 2004 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of September 10, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Address of the referenced individual is c/o NeoMedia Technologies, Inc., 2201 Second Street, Suite 402, Fort Myers, FL, 33901.

(3) Charles W. Fritz is the Company's founder and the Chairman of the Board of Directors. Shares beneficially owned include 100 shares owned by each of Mr. Fritz's four minor children for an aggregate of 400 shares, 15,549,000 shares of common stock issuable upon exercise of options granted under the Company's 2003, 2002 and 1998 stock option plans, 1,510,000 shares issuable upon exercise of stock warrants, 15,714,098 shares of common stock owned by Mr. Charles W. Fritz directly, and 1,542,969 shares of common stock held by the CW/LA II Family Limited Partnership, a family limited partnership for the benefit of Mr. Fritz's family.

(4) William E. Fritz, the Company's corporate secretary and a director, and his wife, Edna Fritz, are the general partners of the Fritz Family Limited Partnership and therefore each are deemed to be the beneficial owners of the 1,511,742 shares held in the Fritz Family Partnership. As trustee of each of the Chandler R. Fritz 1994 Trust, Charles W. Fritz 1994 Trust and Debra F. Schiafone 1994 Trust, William E. Fritz is deemed to be the beneficial owner of the 165,467 shares of NeoMedia held in these trusts. Additionally, Mr. Fritz is deemed to own: 48,923,735 shares held directly by Mr. Fritz or his spouse, 2,540,000 shares to be issued upon the exercise of warrants held by Mr. Fritz or his spouse, and 2,035,000 shares to be issued upon the exercise of options held by Mr. Fritz or his spouse. Mr. William E. Fritz may be deemed to be a parent and promoter of NeoMedia, as those terms are defined in the Securities Act.

(5) Charles T. Jensen is President, Chief Operating Officer, Chief Executive Officer, and a member of the Board of Directors. Beneficial ownership includes 15,505,386 shares of common stock issuable upon exercise of options granted under NeoMedia's stock option plans, and 1,500 shares owned by Mr. Jensen's sons.

(6) David A. Dodge is Vice President, Chief Financial Officer, and Controller. Beneficial ownership includes 4,300,000 shares of common stock issuable upon exercise of options granted under NeoMedia's stock option plans.

(7) A. Hayes Barclay is a member of the Board of Directors. Ownership includes 1,800,000 shares of common stock issuable upon exercise of options granted under NeoMedia's stock option plans, and 5,000 shares owned by Mr. Barclay directly.

(8) James J. Keil is a member of the Board of Directors. Shares benficially owned includes 1,500,000 shares issuable upon exercise of warrants, and 1,218,619 shares owned by Mr. Keil directly.

(9) Includes an aggregate of 40,689,386 currently exercisable options to purchase shares of common stock granted under NeoMedia's stock option plans, 4,050,000 currently exercisable warrants to purchase shares of common stock, and 69,083,530 shares owned directly by NeoMedia's officers and directors.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Directors Standing for Election

      The Board of Directors of NeoMedia consists of 5 seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

      The Board of Directors has nominated Charles W. Fritz, Charles T. Jensen, William E. Fritz, James J. Keil and A. Hayes Barclay for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of NeoMedia and have consented to serve such term.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote "FOR" the Election of Each of the Nominees

Directors - Present Term Expires at the Annual Meeting

      The following is information concerning nominees for election proposed by the Board of Directors. None of the nominees are adverse parties in any legal proceedings involving NeoMedia.

      Charles W. Fritz, age 48, is a founder of NeoMedia and has served as an officer and as a Director of NeoMedia since our inception. On August 6, 1996, Mr. Fritz was appointed Chief Executive Officer and Chairman of the Board of Directors. On April 2, 2001, Mr. Fritz was appointed as President where he served until June 2002. Mr. Fritz is currently a member of the Compensation Committee. Prior to founding NeoMedia, Mr. Fritz was an account executive with IBM Corporation from January 1986 to January 1988, and Director of Marketing and Strategic Alliances for the information consulting group from February 1988 to January 1989. Mr. Fritz holds an M.B.A. from Rollins College and a B.A. in finance from the University of Florida. Mr. Fritz is the son of William E. Fritz, a Director of NeoMedia.

      Charles T. Jensen, age 60, was Chief Financial Officer, Treasurer and Vice-President of NeoMedia from 1996 through 2002. Mr. Jensen has been a Director since 1996, and currently is a member of the Compensation Committee. During 2002, Mr. Jensen was promoted to President, Chief Operating Officer, and Acting Chief Executive Officer. During August 2004, Mr. Jensen was made permanent Chief Executive Officer. Prior to joining NeoMedia in November 1995, Mr. Jensen was Chief Financial Officer of Jack M. Berry, Inc., a Florida corporation which grows and processes citrus products, from December 1994 to October 1995, and at Viking Range Corporation, a Mississippi corporation which manufactures gas ranges, from November 1993 to December 1994. From December 1992 to February 1994, Mr. Jensen was Treasurer of Lin Jensen, Inc., a Virginia corporation specializing in ladies clothing and accessories. Prior to that, from January 1982 to March 1993, Mr. Jensen was Controller and Vice-President of Finance of The Pinkerton Tobacco Co., a tobacco manufacturer. Mr. Jensen holds a B.B.A. in accounting from Western Michigan University and is a Certified Public Accountant.

      William E. Fritz, age 74, is a founder of NeoMedia and has served as Secretary and Director of NeoMedia since our inception. Mr. Fritz also served as Treasurer of NeoMedia from its inception until May 1, 1996. Since February 1981, Mr. Fritz has been an officer and either the sole stockholder or a majority stockholder of G.T. Enterprises, Inc. (formerly Gen-Tech, Inc.), D.M., Inc. (formerly Dev-Mark, Inc.) and EDSCO, three railroad freight car equipment manufacturing companies. Mr. Fritz holds a B.S.M.E. and a Bachelor of Naval Science degree from the University of Wisconsin. Mr. Fritz is the father of Charles W. Fritz, NeoMedia's former Chief Executive Officer and Chairman of the Board of Directors.

      James J. Keil, age 76, has been a Director of NeoMedia since August 6, 1996. Mr. Keil currently is a member of the Compensation Committee, the Stock Option Committee and the Audit Committee. He is founder and President of Keil & Keil Associates, a business and marketing consulting firm located in Washington, D.C., specializing in marketing, sales, document application strategies, recruiting and electronic commerce projects. Prior to forming Keil & Keil Associates in 1990, Mr. Keil worked for 38 years at IBM Corporation and Xerox Corporation in various marketing, sales and senior executive positions. From 1989-1995, Mr. Keil was on the Board of Directors of Elixir Technologies Corporation (a non-public corporation), and from 1990-1992 was the Chairman of its Board of Directors. From 1992-1996, Mr. Keil served on the Board of Directors of Document Sciences Corporation. Mr. Keil holds a B.S. degree from the University of Dayton and did Masters level studies at the Harvard Business School and the University of Chicago in 1961/62.

      A. Hayes Barclay, age 73, has been a Director of NeoMedia since August 6, 1996, and currently is a member of the Stock Option Committee and the Audit Committee. Mr. Barclay has practiced law for approximately 37 years and, since 1967, has been an officer, owner and employee of the law firm of Barclay & Damisch, Ltd. and its predecessor, with offices in Chicago, Wheaton and Arlington Heights, Illinois. Mr. Barclay holds a B.A. degree from Wheaton College, a B.S. from the University of Illinois and a J.D. from the Illinois Institute of Technology - Chicago Kent College of Law.

      NeoMedia's by-laws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders and the due election and qualification of his successor.

Meetings

      During the year ended December 31, 2003, NeoMedia held 4 directors' meetings and each incumbent director attended more than seventy-five percent of the total of meetings of the Board of Directors and the Committees of which he is a member. The Board of Directors also acted 35 times by unanimous written consent.

Committees Of The Board Of Directors

      NeoMedia's Board of Directors has an Audit Committee, Compensation Committee and a Stock Option Committee. The Board of Directors does not have a standing Nominating Committee.

      Audit Committee. The Audit Committee is responsible for nominating NeoMedia's independent accountants for approval by the Board of Directors, reviewing the scope, results and costs of the audit with NeoMedia's independent accountants, and reviewing the financial statements, audit practices and internal controls of NeoMedia. During 2003, members of the Audit Committee were non-employee directors James J. Keil and A. Hayes Barclay. During 2003, the Audit Committee held 1 meeting.

      Compensation Committee. The Compensation Committee is responsible for recommending compensation and benefits for the executive officers of NeoMedia to the Board of Directors and for administering NeoMedia's Incentive Plan for Management. Charles W. Fritz, Charles T. Jensen, A. Hayes Barclay and James J. Keil, were members of NeoMedia's Compensation Committee during 2003. The Compensation Committee met once during 2003.

      Stock Option Committee. The Stock Option Committee, which is comprised of non-employee directors, is responsible for administering NeoMedia's Stock Option Plans. A. Hayes Barclay and James J. Keil are the current members of NeoMedia's Stock Option Committee. During 2003, the Stock Option Committee acted by unanimous written consent 6 times.

Compensation Of Directors

      Outside directors are currently compensated through the issuance of stock options from the Company's 2003 Stock Option Plan. The last grant to outside directors was during May 2004, at which time each outside director received 1,000,000 options with an exercise price of $0.075 per share. NeoMedia does not have a written compensation policy for its outside directors at this time.

Vote Required For Election of Nominees for Directors

      Election of the nominees for director will require that the holders of at least a plurality of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR".

                                   MANAGEMENT

      As of September 10, 2004, NeoMedia's directors and executive officers were:

Name                         Age      Position
------------------------  ---------   ------------------------------------------
Charles W. Fritz             48       Chairman of the Board of Directors

Charles T. Jensen            60       President, Chief Executive Officer,
                                        Chief Operating Officer, and Director

David A. Dodge               29       Vice-President, Chief Financial Officer
                                        and Controller

William E. Fritz             74       Secretary and Director

James J. Keil                76       Director

A. Hayes Barclay             73       Director

      Below are biographies of our executive officers (who were not also directors) as of September 10, 2004:

      David A. Dodge joined NeoMedia in 1999 as the Financial Reporting Manager. Since then, Mr. Dodge has acted as NeoMedia's Director of Financial Planning and Controller, and currently holds the title of Vice President, Chief Financial Officer and Controller. Prior to joining NeoMedia in 1999, Mr. Dodge was an auditor with Ernst & Young LLP for 2 years. Mr. Dodge holds a B.A. in economics from Yale University and an M.S. in accounting from the University of Hartford, and is also a Certified Public Accountant.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation paid to (i) NeoMedia's Chief Executive Officer and (ii) each of NeoMedia's other executive officers who received aggregate cash compensation in excess of $100,000 for services rendered to NeoMedia (collectively, "the Named Executive Officers") during the years ended December 31, 2003, 2002 and 2001:

                           Summary Compensation Table

                                       Annual Compensation                      Long-term Compensation
                             --------------------------------------   --------------------------------------------
                                                             Other                Securities
                                                            Annual    Restricted  Underlying
                                                           Compens-     Stock      Options/         LTIP     All other
     Name and                       Salary     Bonus        ation      Award(s)     SARs (1)      Payouts  Compensation
 Principal Position          Year     ($)       ($)          ($)         ($)          (#)           ($)         ($)
-------------------------------------------------------------------   -------------------------------------------------
Charles W. Fritz             2003  $145,255  $110,322(2)   $60,568(3)       --      10,000,000        --        --
  Chairman of the Board      2002   144,583        --        4,470(4)       --       1,800,000        --
                             2001   221,758        --       21,532(4)       --         400,000        --        --

Charles T. Jensen            2003   162,318    91,618(2)     1,072(4)       --      10,000,000        --
  Chief Operating Officer,   2002   163,542        --        5,079(4)       --         800,000        --
  President, Acting Chief    2001   144,239        --       17,794(4)       --         240,000        --        --
  Executive Officer

(1) Represents options granted under NeoMedia's 2003, 2002 and 1998 Stock Option Plans and warrants granted at the discretion of the Stock Option Committee of NeoMedia's Board of Directors.

(2) During 2003, the Company paid past due Year 2000 Executive Incentive liability through the issuance of shares of its common stock. The amounts reported in this table represent the market value of the shares on the date of issuance.

(3) During 2003, the Company paid Charles W. Fritz unpaid salary from 2002 through the issuance of shares of its common stock. The amounts reported in this table represent the market value of the shares on the date of issuance.

(4) Includes automobile expenses attributable to personal use and the corresponding income tax effects, and life insurance premiums where policy benefits are payable to beneficiary of the Named Executive Officer.

Employment Agreements

      NeoMedia does not currently have any unexpired employment agreements with any of its officers or employees.

Incentive Plan For Management

      Effective as of January 1, 1996, NeoMedia adopted an Annual Incentive Plan for Management ("Incentive Plan"), which provides for annual bonuses to eligible employees based upon the attainment of certain corporate and/or individual performance goals during the year. The Incentive Plan is designed to provide additional incentive to NeoMedia's management to achieve these growth and profitability goals. Participation in the Incentive Plan is limited to those employees holding positions assigned to incentive eligible salary grades and whose participation is authorized by NeoMedia's Compensation Committee which administers the Incentive Plan, including determination of employees eligible for participation or exclusion. The Board of Directors can amend, modify or terminate the Incentive Plan for the next plan year at any time prior to the commencement of such next plan year.

      To be eligible for consideration for inclusion in the Incentive Plan, an employee must be on NeoMedia's payroll for the last three months of the year involved. Death, total and permanent disability or retirement are exceptions to such minimum employment, and awards in such cases are granted on a pro-rata basis. In addition, where employment is terminated due to job elimination, a pro rata award may be considered. Employees who voluntarily terminate their employment, or who are terminated by NeoMedia for unacceptable performance, prior to the end of the year are not eligible to participate in the Incentive Plan. All awards are subject to any governmental regulations in effect at the time of payment.

      Performance goals are determined for both NeoMedia's and/or the employee's performance during the year, and if performance goals are attained, eligible employees are entitled to an award based upon a specified percentage of their base salary.

      The Company did not have an incentive plan for management in place for the year ended December 31, 2003.

      During 2003, the Company settled approximately $300,000 in past due incentive awards relating to its executive incentive plan for fiscal 2000, through the issuance of common stock. The Company has a remaining liability of approximately $80,000 as of December 31, 2003 relating to this executive incentive. During January 2004, the Company paid an additional $74,000 toward the balance through the issuance of common stock.

Stock Option Plans

      Effective February 1, 1996 (and amended and restated effective July 18, 1996 and further amended through November 18, 1996), NeoMedia adopted its 1996 Stock Option Plan ("1996 Stock Option Plan"). The 1996 Stock Option Plan provides for the granting of non-qualified stock options and "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and provides for the issuance of a maximum of 1,500,000 shares of common stock. All 1,500,000 options were granted under NeoMedia's 1996 Stock Option Plan.

      Effective March 27, 1998, NeoMedia adopted its 1998 Stock Option Plan ("1998 Stock Option Plan"). The 1998 Stock Option Plan provides for the granting of non-qualified stock options and provides for the issuance of a maximum of 8,000,000 shares of common stock. All 8,000,000 options were granted under NeoMedia's 1998 Stock Option Plan.

      Effective June 6, 2002, NeoMedia adopted its 2002 Stock Option Plan ("2002 Stock Option Plan"). The 2002 Stock Option Plan provides for authority for the Board of Directors to the grant non-qualified stock options with respect to a maximum of 10,000,000 shares of common stock. All 10,000,000 options were granted under NeoMedia's 2002 Stock Option Plan

      Effective September 24, 2003, NeoMedia adopted its 2003 Stock Option Plan ("2003 Stock Option Plan"). The 2003 Stock Option Plan provides for authority for the Board of Directors to the grant non-qualified stock options with respect to a maximum of 150,000,000 shares of common stock. On October 17, 2003, NeoMedia filed a Form S-8 to register all 150,000,000 shares underlying the options in the 2003 Stock Option Plan.

Stock Incentive Plan

      Effective October 31, 2003, NeoMedia adopted the 2003 Stock Incentive Plan ("the Plan"). Under the terms of the Plan, NeoMedia has set aside up to 30,000,000 shares of common stock to be issued to pay compensation and other expenses related to employees, former employees, consultants, and non-employee directors. On November 3, 2003, NeoMedia filed a Form S-8 to register all 30,000,000 shares underlying the options in the 2003 Stock Incentive Plan. As of December 31, 2003, the Company had issued approximately 5.8 million shares under the 2003 Stock Incentive Plan.

401(k) Plan

      NeoMedia maintains a 401(k) Profit Sharing Plan and Trust (the "401(k) Plan"). All employees of NeoMedia who are 21 years of age and who have completed three months of service are eligible to participate in the 401(k) Plan. The 401(k) Plan provides that each participant may make elective contributions of up to 20% of such participant's pre-tax salary (up to a statutorily prescribed annual limit, which is $12,000 for 2003) to the 401(k) Plan, although the percentage elected by certain highly compensated participants may be required to be lower. All amounts contributed to the 401(k) Plan by employee participants and earnings on these contributions are fully vested at all times. The 401(k) Plan also provides for matching and discretionary contributions by NeoMedia. To date, NeoMedia has not made any such contributions.

Options And Warrants Granted In The Last Fiscal Year

      The following presents certain information on stock options and warrants for the Named Executive Officers for the year ended December 31, 2003:

                                    Percent of                                       Potential Realizable Value
                     Number of         Total                                          at Assumed Annual Rates
                     Securites        Options/                                            of Stock Price
                     Underlying         SARs                                               Appreciation
                      Options        Granted to     Exercise or                           for option Term
                      Granted       Employees in     Base Price       Expiration     --------------------------
Name                    (#)         Fiscal Year      ($/share)           Date            5% ($)      10% ($)
------------------  -------------  ---------------  -------------  ------------------ --------------------------
Charles W. Fritz      10,000,000       16.6%           $0.01       October 20, 2013       $641,473   $1,625,617

Charles T. Jensen     10,000,000       16.6%           $0.01       October 20, 2013        641,473    1,625,617

Option And Warrant Exercises In Last Fiscal Year And Fiscal Year-End Values

      The following table sets forth options exercised by NeoMedia Named Executive Officers during the year ended December 31, 2003, and the number and value of all unexercised options at fiscal year end.

                                                   Number of Unexercised
                                                    Securities Underlying            Value of Unexercised In-
                       Shares                         Options/SARs at               the-Money Options/SARs at
                      Acquired       Value           December 31, 2003                December 31, 2003 (1)
                    on Exercise    Realized   -------------------------------   --------------------------------
Name                    (#)           ($)        Exercisable   Unexercisable       Exercisable   Unexercisable
------------------  -----------    ---------   ------------------------------   --------------------------------
Charles W. Fritz           --      $   --         13,059,000        --               $1,658,493          --

Charles T. Jensen          --      $   --         11,505,386        --               $1,461,184          --

(1) Based on the closing price of $0.137 of NeoMedia's common stock as quoted on OTC Bulletin Board on December 31, 2003 and the exercise price of the option/SAR. During May 2003, the Option Committee of the Company's Board of Directors repriced all outstanding stock options to an exercise price of $0.01 per share for a period of six months. The Option Committee subsequently extended the option repricing through June 30, 2004. As a result, as of December 31, 2003, Mr. Fritz and Mr. Jensen held 3,059,000 and 1,527,386, respectively, with restated exercises prices, for which the exercise prices will revert to the original amounts if not exercised by June 30, 2004. All of the restated options were out-of-the-money at their original exercise prices.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During February 2002, the Company borrowed $10,000 from William E. Fritz under a note payable bearing interest at 8% per annum with a term of 30 days. The note was repaid during April 2003.

      During March 2002, the Company borrowed $190,000 from William E. Fritz under a note payable bearing interest at 8% per annum with a term of 16 days. The note was repaid during March 2002.

      During April 2002, the Company borrowed $11,000 from William E. Fritz under a note payable bearing interest at 8% per annum with a term of 60 days. The note was repaid during April 2003..

      During November 2002, NeoMedia issued Convertible Secured Promissory Notes with an aggregate face value of $60,000 to 3 separate parties, including Charles
W. Fritz, Chairman of the Board of Directors of NeoMedia; William E. Fritz, an outside director; and James J. Keil, an outside director. The notes bear interest at a rate of 15% per annum, and matured at the earlier of i.) four months, or ii.) the date the shares underlying the Cornell Equity Line of Credit were registered with the SEC. The notes were convertible, at the option of the holder, into either cash or shares of NeoMedia common stock at a 30% discount to either market price upon closing, or upon conversion, whichever is lower. NeoMedia also granted to the holders an additional 1,355,670 shares of its common stock and 60,000 warrants to purchase shares of its common stock at $0.03 per share, with a term of three years. The warrants and shares were issued in January 2003. In addition, since this debt is convertible into equity at the option of the note holder at beneficial conversion rates, an embedded beneficial conversion feature was recorded as a debt discount and amortized using the effective interest rate over the life of the debt in accordance with EITF 00-27. Total cost of beneficial conversion feature, fair value of the stock and cost of warrants issued exceed the face value of the notes payable, therefore, only $60,000, the face amount of the note, was recognizable as debt discount, and amortized over the life of the notes payable. During March 2003, two of the affiliated parties, Mr. William Fritz and Mr. Keil, agreed to extend the maturity date due to the Company's capital constraints. The Company repaid Charles Fritz's note in full during March 2003, and repaid James J. Keil's note in full during April 2003. The Company paid $30,000 of the principal on William Fritz's note during April 2003, and entered into a new note with Mr. Fritz for the remaining $10,000. The new note bears interest at a rate of 10% per annum and matures in April 2004. The new note also includes a provision under which, as consideration for the loan, Mr. Fritz will receive a 3% royalty on all future revenue generated from the Company's intellectual property.

      During April 2003, the Board of Directors of the Company approved the payment in full of approximately $154,000 of liabilities owed by the Company to Charles W. Fritz, the Company's Founder and Chairman of the Board of Directors, through the issuance of 15,445,967 shares of common stock. The Company recognized a discount expense in general and administrative expenses of approximately $15,000 relating to this transaction with Mr. Fritz.

      During April 2003, the Company sold 25,000,000 shares of its common stock, par value $0.01, in a private placement at a price of $0.01 per share. In connection with the sale, the Company also granted the purchaser 25,000,000 warrants to purchase shares of the Company's common stock at an exercise price of $0.01 per share. The warrants had a fair value of $298,000 and have been recorded as a cost of issuance. The purchaser was William E. Fritz, a member of the Company's Board of Directors. Proceeds to the Company from sale of the shares were $250,000. The Company recognized a discount expense in general and administrative expenses of approximately $50,000 relating to this transaction with Mr. Fritz. On August 6, 2003, Mr. Fritz exercised his warrants and purchased 25,000,000 additional shares of common stock at a price of $0.01 per share.

      During April 2003, the Company entered into a consulting agreement with William Fritz, an outside director, for consulting and advisement services relating to the merger with Loch Energy, Inc., and to the subsequent implementation of various management programs surrounding the business. The agreement called for total payments of $250,000 over a period of one year. During August 2003, the Company paid the consulting contract in full. During September 2003, the consulting contract was rescinded and the full $250,000 was returned to NeoMedia.

      During July 2003, the Company borrowed $25,000 from William E. Fritz, one of its outside directors. This amount was added to the principal of a $10,000 note payable to Mr. Fritz that matured in April 2004, with all other terms of the note remaining the same. As consideration for the loan, the Company granted Mr. Fritz 2,500,000 warrants to purchase shares of the Company's common stock at an exercise price of $0.01 per share. The warrants had a fair value of approximately $74,000. In accordance with EITF 00-27, the Company recorded the relative fair value of the warrants as a discount against the note, and amortized the discount over the life of the note.

      On August 29, 2003, the Company borrowed $50,000 from William E. Fritz, one of its outside directors, under an unsecured note payable. The note was paid in full during September 2003.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires NeoMedia's officers and directors, and persons who own more than ten percent of a registered class of NeoMedia's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish NeoMedia with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to NeoMedia, NeoMedia believes that during 2003 all Section 16(a) filing requirements applicable to NeoMedia's officers, directors and ten percent beneficial owners were complied with.

                  COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

      The Compensation Committee, which meets on a periodic basis, is comprised of Messrs. Charles W. Fritz and Charles T. Jensen, officers of NeoMedia and A. Hayes Barclay and James J. Keil, non-employee members of the Board of Directors. The Compensation Committee formulates and administers compensation policies for the President and Chief Executive Officer and all vice presidents of NeoMedia. (A Stock Option Committee consisting of two non-employee Directors is responsible for determining to whom and under what terms stock options should be granted, other than options which are automatically granted to members of the Board of Directors, under the Plan.)

                      REPORT OF THE COMPENSATION COMMITTEE
             OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)

      The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to NeoMedia's executive officers during the fiscal year ended December 31, 2003.

      The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of NeoMedia, as well as the specific compensation levels for executive officers.

General Compensation Philosophy

      Under the supervision of the Committee, NeoMedia's compensation policy is designed to attract, motivate and retain qualified key executives critical to NeoMedia's success. It is the objective of NeoMedia to have a portion of each executive's compensation dependent upon NeoMedia's performance as well as upon the executive's individual performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus payable in cash and tied to the achievement of certain annual performance goals and (iii) stock options which are designed to align the long-term interests of the executive officer with those of NeoMedia's stockholders. NeoMedia did not pay any bonuses related to fiscal years 2003 or 2002.

      The Committee considers the total compensation of each executive officer in establishing each element of compensation, other than stock options which are the responsibility of the Stock Option Committee. All incentive compensation plans are reviewed at least annually to assure they meet the current strategies and needs of NeoMedia.

      The summary below describes in more detail the factors that the Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

      Base salary ranges are established based on benchmark data from nationally recognized surveys of similar high-technology companies that compete with NeoMedia for executive officers and NeoMedia's research of peer companies. Each executive officer's base salary is established on the basis of the individual's qualifications and relevant experience.

Variable Bonus

      The Committee believes that a substantial portion of the annual compensation of each executive should be in the form of variable incentive pay to reinforce the attainment of NeoMedia's goals. The Incentive Plan rewards achievement of specified levels of corporate profitability. A pre- determined formula, which takes into account profitability against the annual plan approved by the Board of Directors, is used to determine the bonus award. The individual executive officer's bonus award is based upon discretionary assessment of each officer's performance during the prior fiscal year. NeoMedia did not pay any bonuses related to fiscal years 2003 or 2002.

Compensation for the Chief Executive Officer

      During June 2002, Charles T. Jensen, NeoMedia's former Chief Financial Officer, was elected president and Chief Operating Officer, and also named acting Chief Executive Officer. During August 2004, Mr. Jensen was named permanent CEO.

      Base Salary: The Committee reviews the Chief Executive Officer's major accomplishments and reported base salary information for the chief executive officers of other companies in NeoMedia's peer group. Mr. Jensen's salary is currently $175,00 per year. During the period from May 1, 2003 through July 15, 2003, Mr. Jensen's salary was reduced to $120,000 per year in an effort to reduce costs. He is not under contract with NeoMedia.

      Cash Incentive: The Chief Executive Officer's incentive target is at the discretion of the Committee. Achievement of the target is based on overall company income versus annual Plan income. Neither Mr. Jensen did not earn a bonus relating to fiscal 2003 or 2002. During April 2003, Mr. Jensen's award under the 2000 Executive Incentive Plan was paid with shares of NeoMedia's common stock. The Company also paid all other employees, except one who declined, who had earned awards under the 2000 Executive Incentive Plan with shares of common stock.

                             COMPENSATION COMMITTEE
                             ----------------------
                                Charles W. Fritz
                                Charles T. Jensen
                                A. Hayes Barclay
                                  James J. Keil

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of NeoMedia under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board of Directors currently consists of Messrs. Fritz, Jensen, Barclay and Keil. During the last fiscal year, no interlocking relationship existed between NeoMedia's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee for the last fiscal year consisted of two nonemployee Directors. The Board of Directors has determined that none of the members of the Audit Committee has a relationship to NeoMedia that may interfere with his independence from NeoMedia and its management. The Audit Committee has a written charter, a copy of which was filed as Appendix A to NeoMedia's proxy statement filed on May 23, 2001.

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by NeoMedia to any governmental body or the public, NeoMedia's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and NeoMedia's auditing, accounting and financial processes generally. The Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of NeoMedia and meets with such personnel of NeoMedia to review the scope and the results of the annual audit, the amount of audit fees, NeoMedia's internal accounting controls, NeoMedia's financial statements contained in NeoMedia's Annual Report to Stockholders and other related matters.

      The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2003 audited by Stonefield Josephson, Inc., NeoMedia's independent auditors. The Audit Committee has discussed with Stonefield Josephson, Inc. various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). The Audit Committee has also received the written disclosures and the letter from Stonefield Josephson, Inc. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the firm its independence. Based upon such review and discussions the Audit Committee recommended to the Board of Directors that the audited financial statements be included in NeoMedia's Annual Report on Form 10-K for the fiscal year ending December, 2003 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 ---------------
                                  James J. Keil
                                A. Hayes Barclay

      The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the filing specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                    AUDITORS

      Following the recommendation of the Audit Committee, the Board of Directors has selected Stonefield Josephson, Inc. as the independent auditors of the Corporation and its consolidated subsidiaries for the fiscal year ended December 31, 2004.

Audit Fees

      The aggregate fees billed by Stonefield Josephson, Inc. ("Stonefield") for professional services rendered for the audit of NeoMedia's annual financial statements for the fiscal year ended December 31, 2003 and for the review of the financial statements included in NeoMedia's Reports on Form 10-Q for the quarterly periods during 2003 were approximately $98,000. The aggregate fees billed by Stonefield relating to accounting services for registration statement reviews and independent auditors' consents were approximately $36,000.

Financial Information Systems Design And Implementation Fees

      There were no fees billed by Stonefield Josephson, Inc. for financial information systems design and implementation professional services for the year ended December 31, 2003.

Other Fees

      There were no other fees billed Stonefield Josephson, Inc. to NeoMedia for other fees for the year ended December 31, 2003.

                         OTHER MATTERS TO BE ACTED UPON
                      AT THE ANNUAL MEETING OF STOCKHOLDERS

      The management of NeoMedia knows of no other matters to be presented at the Annual Meeting. Should any matter requiring a vote of the stockholders other than those listed in this Proxy Statement arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                             ADDITIONAL INFORMATION

      Proposals of Shareholders for the Next Annual Meeting. Proposals of shareholders intended for presentation at the 2005 annual meeting must be received by NeoMedia on or before December 31, 2004, in order to be included in the proxy statement and form of proxy for that meeting. Additionally, NeoMedia must have notice of any shareholder proposal to be submitted at the 2005 Annual Meeting (but not required to be included in the Proxy Statement) by March 15, 2005, or such proposal will be considered untimely pursuant to Rule 14a-4 and Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

      Proxy Solicitation Costs. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

      Incorporation by Reference. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to NeoMedia's Annual Report on Form 10-K for the year ended December 31, 2003, which are being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.

     September 10, 2004                /s/ William E. Fritz
     Fort Myers,Florida                -----------------------
                                       William E. Fritz, Secretary

                                   APPENDIX A

                                 REVOCABLE PROXY

                           NEOMEDIA TECHNOLOGIES, INC.

      The undersigned hereby appoints CHARLES W. FRITZ and CHARLES T. JENSEN and WILLIAM E. FRITZ, or any of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 2004 Annual Meeting of shareholders and to vote all shares of common stock of NeoMedia Technologies, Inc. which the undersigned is entitled to vote if personally present at said meeting to be held at the Company's Headquarters, 2201 Second Street, Suite 402, Fort Myers, Florida on October 29, 2004 at 10:00 a.m., and at all postponements or adjournments thereof upon all business as may properly come before the meeting with all the powers the undersigned would possess if then and there personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERDSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" PROPOSAL ONE. SUCH PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH REPSECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                       PLEASE RETAIN THIS ADMISSION TICKET
                                     FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS OF
                           NEOMEDIA TECHNOLOGIES, INC.
              COMPANY HEADQUARTERS - 2201 SECOND STREET, SUITE 402.
                            FT. MYERS, FLORIDA 33901
                                OCTOBER 29, 2004
                    10:00 A.M., EASTERN DAYLIGHT SAVINGS TIME

PRESENT THIS TICKET TO A NEOMEDIA TECHNOLOGIES, INC. REPRESENTATIVE
                      AT THE ENTRANCE TO THE MEETING ROOM.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to NeoMedia Technologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY, 11717.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEOMEDIA TECHNOLOGIES, INC.

Vote on Directors

      1. Election of directors - The election of the following nominees to the Board of Directors unless otherwise indicated:

         01) A. Hayes Barclay       04) Charles T. Jensen
         02) Charles W. Fritz       05) James J. Keil
         03) William E. Fritz

         For All |_|                Withhold All |_|         For All Except |_|

      To withhold authority to vote for any particular nominee, mark "For All Except" and write the nominee's number on the line below_____________________________

Vote on Proposals

      2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF THE COMPANY.

      Please sign your name exactly as it appears on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.

Please indicate if you plan to attend this meeting:  Yes |_|    No |_|


-------------------------  -------------  -------------------------  -----------
Signature                   Date          Signature (Joint Owners)   Date